    [***] indicates confidential treatment for omitted text has been requested.

                                                                 EXHIBIT 10.12
                                                         Page 1 of Order 25473

        ORDER #  25473                               SALES CONTRACT  Laura Bronson
       CUSTOMER  17309                                        PHONE  408-616-3630
          ORDER                                               EMAIL  lbronson@yahoo-inc.com
       REVISION  6                                              FAX  408-616-3701
           DATE  10/29/1998
     ADVERTISER  GREAT FOOD ONLINE                           AGENCY
       CAMPAIGN                                              ADRESS
            URL
        ADDRESS  2030 First Avenue 3rd floor
                 seattle, WA  98121

        CONTACT  Ben Nourse                                 CONTACT
          PHONE  (206)443-3346                                PHONE
            FAX  (206)443-3314                                  FAX

  STARTDATE 01/01/1999  END DATE 12/31/1999
  ----------------------------------------

  CONTRACT LENGTH 365 days   BILL TO Advertiser
  ---------------------------------------------


                             TOTAL IMPRESSIONS          TOTAL AMOUNT
ORDER TOTALS                             [***]             [***]
FREQUENCY DISCOUNT 10%                                     [***]
SUB-TOTAL:                                                 [***]
AGENCY DISCOUNT 15%:                                       [***]
SUB-TOTAL:                                                 [***]
                                                   ------------------------
NET COST:                                                  [***]
                                                   ------------------------

                               TERMS                Due in Advance
                               BILLING                     MONTHLY

MATERIALS: Banners; Banner requirements are posted at http://www.yahoo.com/docs/advertising.

DELIVERY: All Materials and any changes must be delivered at least 4 business days in advance to the email address specified for your region at http://www.yahoo.com/docs/advertising/submit.html. A Yahoo! insertion order number and flight dates must be referenced in all correspondence. Yahoo! will not issue any credit or makegood due to late or incorrectly submitted banners and/or late or incomplete information.

TERMS AND CONDITIONS: The insertion order is subject to the terms and conditions ("Standard Terms") attached hereto as Exhibit A of this Insertion Order, and such Standard Terms are made a part of this insertion order by reference. The signatory of this Insertion Order represents that he has read and agrees to such Standard Terms.

THIS INSERTION ORDER IS VALID FOR THREE (3) BUSINESS DAYS FROM THE DATE OF

THIS ORDER. THIS AGREEMENT IS NON-CANCELABLE.

Authorized By:    /S/ William Cuff           Phone: 206-443-3346 ex 109          Date:   3/15/99
               ---------------------

Production Contact: Ben Nourse               Phone: (206) 443-3346               Email: ben@greatfood.com

PLEASE RETURN TO YAHOO SALES OPERATIONS DEPT.                                    YAHOO! INC.
FAX # 408-530-5130 408-616-3701                                                  3400 CENTRAL EXPRESSWAY
-------------------------------                                                  SUITE 201
                                                                                 SANTA CLARA, CA 95051

    [***] indicates confidential treatment for omitted text has been requested.

                                                           Page 2 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com


CHAT


Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------
1                                Future                                 01/01/1999     10/01/1999
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

2                                CPI                                    01/05/1999     10/01/1999
                                  Run Of
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

3                                CPI                                    01/06/1999     10/01/1999
                                  Run Of
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

4                                CPI                                    01/06/1999     10/06/1999
                                  Run Of
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

5                                CPI                                    01/11/1999     01/11/1999
                                  Run Of
                                     /(N)
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

6                                CPI                                    01/18/1999     01/18/1999
                                  Run Of
                                     /(N)
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

7                                CPI                                    01/25/1999     01/25/1999
                                  Run Of
                                     /(N)
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

8                                CPI                                    02/01/1999     02/01/1999
                                  Run Of
                                     /(N)
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

9                                CPI                                    02/08/1999     02/08/1999
                                  Run Of
                                     /(N)
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

10                               CPI                                    02/15/1999     02/15/1999
                                  Run Of
                                     /(N)
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

11                               CPI                                    02/22/1999     02/22/1999
                                  Run Of
                                     /(N)
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

12                               CPI                                    03/01/1999     03/01/1999

MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                           Page 3 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com


Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------
                                     /(N)
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

13                               CPI                                    03/07/1999     10/01/1999
                                  Run Of
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

14                               CPI                                    03/07/1999     10/01/1999
                                  Run Of
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

15                               CPI                                    01/07/1999     10/01/1999
                                  Run Of
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

CHAT

16                               CPI                                    01/13/1999     01/13/1999
                                  Run Of
                                     /(N)
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

17                               CPI                                    02/10/1999     02/10/1999
                                  Run Of
                                     /(N)
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

18                               CPI                                    03/01/1999     03/01/1999
                                  Run Of
                                     /(N)
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

TOTAL FOR CHAT PROPERTY:                                                                                  [***]       [***]
MESSAGEBOARDS

19                               CPI                                    01/01/1999     04/30/1999
                                  Categories
                                 [***]

-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

20                               CPI                                    01/01/1999     12/31/1999
                                 Categories
                                  [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

TOTAL FOR MESSAGEBOARDS PROPERTY:                                                                         [***]       [***]
MY
                                 CPI
21                               Run Of                                 01/01/1999     12/31/1999
                                 /(N)

MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                           Page 4 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com

Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------
TOTAL FOR MY PROPERTY:                                                                              [***]             [***]
NETWORK

22                               CPI                                    01/01/1999     01/01/1999
                                  Run Of
                                     /(N)
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

TOTAL FOR NETWORK PROPERTY:                                                                 0       [***]             [***]
SHOPPING

23                               CPI                                    02/01/1999     02/03/1999
                                  Run Of
                                     /'(S)
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

24                               CPI                                    04/15/1999     05/09/1999
                                  Run Of
                                     /'(S)
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

25                               CPI                                    10/15/1999     12/31/1999
                                  Run Of
                                     /'(S)
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

TOTAL FOR SHOPPING PROPERTY:                                                                        [***]             [***]
YAHOO

26                               CPI                                    01/01/1999     12/31/1999
                                  Categories
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------


27                               CPI                                    01/01/1999     12/31/1999

yahoo

27                               CPI                                    01/01/1999     12/31/1999
                                  Run of
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

28                               CPI                                    01/01/1999     12/31/1999
                                  Categories
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

29                               CPI                                    01/01/1999     12/31/1999
                                  Categories
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                           Page 5 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com

Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------
30                               CPI                                    01/01/1999     12/31/1999
                                  Categories
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

31                               CPI                                    01/01/1999     12/31/1999
                                  Categories
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

32                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

33                               CPI                                    01/01/1999     12/31/1999
                                  Search Words
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

34                               CPI                                    01/01/1999     12/31/1999
                                  Search Words
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

35                               CPI                                    01/01/1999     12/31/1999
                                  Search Words
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

36                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

37                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

38                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

39                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

40                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

41                               CPI                                    01/01/1999     12/31/1999
                                 Search Words

MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                           Page 6 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com

Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

42                               CPI                                    01/01/1999     12/31/1999

42                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

43                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

44                               CPI                                    01/01/1999     03/11/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

45                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

46                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

47                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

48                               CPI                                    01/01/1999     12/31/1999
                                  Categories
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

49                               CPI                                    01/01/1999     12/31/1999
                                  Run Of
                                     [***]


-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

50                               CPI                                    01/01/1999     12/31/1999
                                  Run Of
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

51                               CPI                                    01/01/1999     12/31/1999
                                  Run Of
                                     [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                           Page 7 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com


Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------

52                               CPI                                    01/01/1999     12/31/1999
                                  Run Of
                                     [***]

-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

53                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

54                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

55                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

56                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

57                               CPI                                    01/01/1999     12/31/1999


57                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

58                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

59                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------
                                 CPI
60                               Search Words                           01/01/1999     12/31/1999
                                 [***]

-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

61                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

62                               CPI                                    01/01/1999     12/31/1999
                                 Search Words

MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                           Page 8 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com


Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

63                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

64                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

65                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

66                               CPI                                    01/01/1999     03/11/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

67                               CPI                                    01/01/1999     03/11/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

68                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

69                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

70                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

71                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

72                               CPI                                    01/01/1999     12/31/1999


72                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

73                               CPI                                    01/01/1999     12/31/1999
                                 Search Words

MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                           Page 9 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com


Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

74                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

75                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

76                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

77                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

78                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

79                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

80                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

81                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

82                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

83                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

84                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

85                               CPI                                    01/01/1999     12/31/1999

MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                          Page 10 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com


Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

86                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

87                               CPI                                    01/01/1999     12/31/1999

87                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

88                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

89                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

90                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

91                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

92                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

93                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

94                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

95                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

96                               CPI                                    01/01/1999     12/31/1999
                                 Search Words

MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                          Page 11 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com

Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

97                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

98                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

99                               CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

100                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

101                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

102                              CPI                                    01/01/1999     12/31/1999


102                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

103                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

104                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

105                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

106                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

107                              CPI                                    01/01/1999     12/31/1999
                                 Search Words

MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                          Page 12 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com


Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

108                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

109                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

110                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

111                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

112                              01/01/1999                             12/31/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

113                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

114                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

115                              01/01/1999                             12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

116                              01/01/1999                             12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

117                              01/01/1999                             12/31/1999

117                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

118                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                          Page 13 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com



Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------

119                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

120                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

121                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

122                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

123                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

124                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

125                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

126                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

127                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

128                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

129                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

130                              CPI                                    01/01/1999     12/31/1999
                                 Search Words


MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                          Page 14 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com


Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------

                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

131                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

132                              CPI                                    01/01/1999     12/31/1999



132                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

133                              CPI                                    01/01/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

134                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

135                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

136                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

137                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

138                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

139                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

140                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

141                              CPI                                    03/11/1999     12/31/1999

MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                          Page 15 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com



Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------

                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

142                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

143                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

144                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

145                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

146                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

147                              CPI                                    03/11/1999     12/31/1999

147                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

148                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

149                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

150                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

151                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

152                              CPI                                    03/11/1999     12/31/1999
                                 Search Words

MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                          Page 16 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com


Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

153                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

154                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

155                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

156                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

157                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

158                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

159                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

160                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

161                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

162                              CPI                                    03/11/1999     12/31/1999

162                              CPI                                    03/11/1999     12/31/1999

                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

163                              CPI                                    03/11/1999     12/31/1999
                                 Search Words

MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                          Page 17 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com

Line                             Line Type                             Start Date     End Date      Page Views     Amount
-----                            ---------                             ----------     --------      ----------     ------
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

164                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

165                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

166                              CPI                                    03/11/1999     12/31/1999
                                 Search Words
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

TOTAL FOR YAHOO PROPERTY:
YELLOW PAGES                                                                                         [***]            [***]

167                              CPI                                    01/01/1999     03/11/1999
                                 Categories
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------


168                              CPI                                    01/01/1999     03/11/1999
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

169                              CPI                                    01/01/1999     03/11/1999
                                  Categories
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

170                              CPI                                    01/01/1999     03/11/1999
                                  Categories
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------


171                              CPI                                    01/01/1999     03/11/1999
                                  Categories
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------

172                              CPI                                    01/01/1999     03/11/1999
                                  Categories
                                 [***]
-------------------------------  ------------------------------------- -----------    ------------  ------------   --------
TOTAL FOR YELLOW PAGES PROPERTY                                                                     [***]             [***]

                                                    TOTAL IMPRESSIONS                               TOTAL AMOUNT
ORDER TOTAL                                                     [***]                               [***]


MONDAY MARCH 15, 1999 11:4 AM

    [***] indicates confidential treatment for omitted text has been requested.

                                                          Page 18 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com

FREQUENCY DISCOUNT 10%                                                                              [***]
SUB-TOTAL:                                                                                          [***]
AGENCY DISCOUNT 15%:                                                                                [***]
SUB-TOTAL:                                                                                          [***]

                                                                                               -------------------
NET COST:                                                                                           [***]
                                                                                               -------------------


COMMENTS:


MONDAY MARCH 15, 1999 11:4 AM

                                                         Page 19 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com


Standard Terms and Conditions for Yahoo! Advertising

The following terms and conditions (the "Standard Terms") shall be deemed to be incorporated into the attached insertion order (the "Insertion Order"):

1. TERMS OF PAYMENT. Advertiser must submit completed credit application to determine terms of payment. If no credit application is submitted or the request for credit is denied by Yahoo! Inc. ("Yahoo") in its sole discretion, the Insertion Order must be paid in advance of the advertisement start date. Major credit cards (VISA, M/C and American Express) are accepted. If Yahoo approves credit, Advertiser will be invoiced on the first day of the contract period set forth on the Insertion Order and payment shall be made to Yahoo within thirty
(30) days from the date of invoice ("Due Date"). Amounts paid after the Due Date shall bear interest at the rate of one percent (1%) per month (or the highest rate permitted by law, if less). In the event Advertiser fails to make timely payment, Advertiser will be responsible for all reasonable expenses (including attorneys' fees) incurred by Yahoo in collecting such amounts. Yahoo reserves the right to suspend performance of its obligations hereunder (or under any other agreement with Advertiser) in the event Advertiser fails to make timely payment hereunder or under any other agreement with Yahoo.

2. POSITIONING. Except as otherwise expressly provided in the Insertion Order, positioning of advertisements within the Yahoo properties or on any page is at the sole discretion of Yahoo.

3. USAGE STATISTICS. Unless specified in the Insertion Order, Yahoo makes no guarantees with respect to usage statistics or levels of impressions for any advertisements. Advertiser acknowledges that delivery estimates provided by Yahoo are the official, definitive meaurements of Yahoo's performance on any delivery obligations provided in the Insertion Order. The processes and technology used to generate the statistics have been certified and audited by an independent agency. No other measurements or usage statistics (including those of Advertiser of a third party or server) shall be accepted by Yahoo or have bearing on the Insertion Order. RENEWAL. Except as expressly set forth in the Insertion Order, any renewal of the Insertion Order and acceptance of any additional advertising order shall be at Yahoo's sole discretion. Pricing for any renewal period is subject to change by Yahoo from time to time.

4. NO ASSIGNMENT OR RESALE OF AD SPACE. Advertiser may not resell, assign or transfer any of its rights hereunder, and any attempt to resell, assign or transfer such rights shall result in immediate termination of this contract, without liability to Yahoo.

5. LIMITATIONS OF LIABILITY. In the event (i) Yahoo fails to publish an advertisement in accordance with the schedule provided in the Insertion Order,
(ii) Yahoo fails to deliver the number of total page views specified by the Insertion Order (if any) by the end of the specified period, or (iii) of any other failure, technical or otherwise, of such advertisements to appear as provided in the Insertion Order, the sole liability of Yahoo to Advertiser shall be limited to, at Yahoo's sole discretion, a pro rata refund of the advertising fee representing undelivered page views, placement of the advertisement at a later time in a comparable position, or extension of the term of the Insertion Order until total page views are delivered. In no event shall Yahoo be responsible for any consequential, special, punitive or other damages, including, without limitation, lost revenue or profit, in any way arising out of or related to the Insertion Order/Standard Terms or publication of the advertisement, even if Yahoo has been advised of the possibility of such damages. Without limiting the foregoing, Yahoo shall have no liability for any failure or delay resulting from any governmental action, fire, flood, insurrection, earthquake, power failure, riot, explosion, embargo, strikes, whether legal or illegal, labor or material shortage, transportation interruption of any kind, work slowdown or any other condition beyond the control of Yahoo affecting production or delivery in any manner.

6. ADVERTISERS REPRESENTATIVES' INDEMNIFICATION. Advertisements are accepted upon the representation that Advertiser has the right to publish the contents of the advertisement without infringing the rights of any third party and without violating any law. In consideration of such publication, Advertiser agrees, at its own expense, to indemnify, defend and hold harmless Yahoo and its employees, representatives, agents and affiliates, against any and all expenses and losses of any kind including reasonable attorneys' fees and expenses incurred by Yahoo in conjunction with any claims, administrative proceedings or criminal investigations of any kind arising out of publication of the advertisment and any material of Capitalized Advertiser in which user can

                                                         Page 20 of Order 25473

                [YAHOO LOGO] ADVERTISING INSERTION ORDER
                          http://www.yahoo.com

link though the advertisement (including, without limitation, any claim of trademark or copyright infringement, defamation, breach of confidentiality, privacy violation, false or deceptive advertising or sales practices).

7. PROVISION OF ADVERTISING MATERIALS. Advertiser will provide all materials for the advertisement in accordance with Yahoo's policies in effect from time to time, including (without limitation) the number of transmissions to Yahoo and the lead-time prior to publication of the advertisement. Yahoo will not be required to publish any advertisement that is not received in accordance with such policies and reserves the right to charge Advertiser, at the rate specified in the Insertion Order, for inventory held by Yahoo pending receipt of acceptable materials from Advertiser which are past due. Advertiser hereby grants to Yahoo a non-exclusive, worldwide fully paid license to reproduce and display advertisment and the content and brand-features contained therein) in accordance herewith.

8. RIGHT TO REJECT ADVERTISEMENT. All contents of advertisements are subject to Yahoo's approval. Yahoo reserves the right to reject or accept any advertisment or URL link space reservation or position commitment, at any time, for any reason whatsoever (including belief by Yahoo that placement of advertisement, or URL link may subject Yahoo to criminal or civil liability).

9. CANCELLATION. Except as otherwise provided in the Insertion Order, the Insertion Order is non-cancelable by Advertiser.

10. CONSTRUCTION. No conditions other than those set forth in the Insertion Order or these Standard Terms shall be binding on Yahoo unless expressly agreed to in writing by Yahoo. In the event of any inconsistency between the Insertion Order and the Standard Terms, the Standard Terms shall control.

11. MISCELLANEOUS. These Standard Terms, together with the Insertion Order, (i) shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles or conflicts of law; (ii) may be amended only by a written agreement executed by an authorized representative of each party; and (iii) constitute the complete and entire expression of the agreement between the parties, and shall supersede any and all other agreements, whether written or oral, between the parties. Advertiser shall make no public announcements regarding the existence or content of the Insertion Order without Yahoo's written approval, which may be withheld at Yahoo's sole discretion. Both parties consent to the jurisdiction of the courts of the State of California with respect to any legal proceeding arising in connection with the Insertion Order/Standard Terms.